UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 16, 2017

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street	77 Beale Street
P.O. Box 770000	P.O. Box 770000
San Francisco, California 94177	San Francisco, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 16, 2017, PG&E Corporation will post on its website an earnings announcement disclosing its financial results and the financial results of its subsidiary, Pacific Gas and Electric Company (“Utility”), for the quarter and year ended December 31, 2016. The earnings announcement is attached as Exhibit 99.1 to this report. PG&E Corporation also will hold a webcast conference call to discuss financial results and management’s business outlook. The earnings announcement contains information about how to access the webcast. The slide presentation, which includes supplemental information relating to PG&E Corporation and the Utility, will be used by management during the webcast and is attached as Exhibit 99.2 to this report. The Exhibits will be posted on PG&E Corporation’s website at www.pgecorp.com under the “Investors” tab.

The information included in this Current Report on Form 8-K is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure

Exhibits

The information included in the Exhibits to this report is incorporated by reference in response to this Item 7.01, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Access to Regulatory Filings

PG&E Corporation and the Utility routinely provide links to the Utility’s regulatory proceedings with the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory Commission (FERC) at http://investor.pgecorp.com, under the “Regulatory Filings” tab, so that such filings are available to investors upon filing with the relevant agency. It is possible that these regulatory filings or information included therein could be deemed to be material information.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following Exhibits are being furnished, and are not deemed to be filed:

Exhibit 99.1	PG&E Corporation earnings announcement dated February 16, 2017

Exhibit 99.2	Slide presentation relating to webcast conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

		By:	/s/ David S. Thomason
Dated:	February 16, 2017		David S. Thomason
Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

		By:	/s/ David S. Thomason
Dated:	February 16, 2017		David S. Thomason
Vice President, Chief Financial Officer and Controller

Exhibit Index

Exhibit 99.1	PG&E Corporation earnings announcement dated February 16, 2017

Exhibit 99.2	Slide presentation relating to webcast conference call